SECURITIES AND EXCHANGE COMMISSION
                      Washington, D. C. 20549



                            FORM 8-K



                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  August 21, 1996
                                                 ----------------




                KULICKE AND SOFFA INDUSTRIES, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)





    PENNSYLVANIA                  0-121             23-1498399
- ------------------------      -------------     -----------------
(State or other jurisdic-     (Commission         (IRS Employer
 tion of incorporation)        File Number)      Identification
                                                      No.)






2101 Blair Mill Road, Willow Grove, PA               19090
- -------------------------------------------     -----------------
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code (215) 784-6000
                                                   --------------

Item 5.  OTHER EVENTS.

a.)  On August 21, 1996, Kulicke and Soffa Industries, Inc.
announced certain resizing actions taken to reduce world wide operating costs, as disclosed in its press release attached hereto as Exhibit 99.

b.)  Exhibits:

     Exhibit 99 - Kulicke and Soffa Industries, Inc.
                  Press Release dated August 21, 1996.




                              SIGNATURE
                              ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               KULICKE AND SOFFA INDUSTRIES, INC.




Date:  August 22, 1996           By: /s/ Clifford G. Sprague
                                   ------------------------
                                   Clifford G. Sprague,
                                     Senior Vice President
                                      and Chief Financial Officer